Contingencies	12 Months Ended
Nov. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Contingencies	Contingencies
Litigation

We are routinely involved in legal proceedings, claims, disputes, regulatory matters and governmental inspections or investigations arising in the ordinary course of or incidental to our business, including those noted below. Additionally, as a result of the impact of COVID-19, litigation claims, enforcement actions, regulatory actions and investigations, including, but not limited to, those arising from personal injury and loss of life, have been and may, in the future, be asserted against us. We expect many of these claims and actions, or any settlement of these claims and actions, to be covered by insurance and historically the maximum amount of our liability, net of any insurance recoverables, has been limited to our self-insurance retention levels.

We record provisions in the consolidated financial statements for pending litigation when we determine that an unfavorable outcome is probable and the amount of the loss can be reasonably estimated.

Legal proceedings and government investigations are subject to inherent uncertainties, and unfavorable rulings or other events could occur. Unfavorable resolutions could involve substantial monetary damages. In addition, in matters for which conduct remedies are sought, unfavorable resolutions could include an injunction or other order prohibiting us from selling one or more products at all or in particular ways, precluding particular business practices or requiring other remedies. An unfavorable outcome might result in a material adverse impact on our business, results of operations, financial position or liquidity.
As previously disclosed, on May 2, 2019, two lawsuits were filed against Carnival Corporation in the U.S. District Court for the Southern District of Florida under Title III of the Cuban Liberty and Democratic Solidarity Act, also known as the Helms-Burton Act, alleging that Carnival Corporation “trafficked” in confiscated Cuban property when certain ships docked at certain ports in Cuba, and that this alleged “trafficking” entitles the plaintiffs to treble damages. In the matter filed by Havana Docks Corporation, on January 12, 2022, the court continued the trial date to May 23, 2022. Motions for summary judgment have been filed and hearings were concluded on January 18, 2022. In the matter filed by Javier Bengochea, on October 4, 2021, the U.S. Court of Appeals for the Eleventh Circuit Court heard oral arguments and on December 20, 2021, the court issued an order inviting an amicus brief from the U.S. government on several issues involved in the appeal. We continue to believe we have a meritorious defense to these actions and we believe that any liability which may arise as a result of these actions will not have a material impact on our consolidated financial statements.

As previously disclosed, on April 8, 2020, DeCurtis LLC (“DeCurtis”), a former vendor, filed an action against Carnival Corporation in the U.S. District Court for Middle District of Florida seeking declaratory relief that DeCurtis is not infringing on several of Carnival Corporation’s patents in relation to its OCEAN Medallion systems and technology. The action also raises certain monopolization claims under The Sherman Antitrust Act of 1890, unfair competition and tortious interference, and seeks declaratory judgment that certain Carnival Corporation patents are unenforceable. DeCurtis seeks damages, including its fees and costs, and seeks declarations that it is not infringing and/or that Carnival Corporation’s patents are unenforceable. On April 10, 2020, Carnival Corporation filed an action against DeCurtis in the Southern District of Florida for breach of contract, trade secrets violations and patent infringement. Carnival Corporation seeks damages, including its fees and costs, as well as an order permanently enjoining DeCurtis from engaging in such activities. These two cases have now been consolidated in the Southern District of Florida. The parties’ motions to dismiss in both actions have been granted in part and denied in part. Answers have been filed by both parties. We believe the ultimate outcome will not have a material impact on our consolidated financial statements. Additionally, on April 8, 2021, DeCurtis filed challenges to several of Carnival Corporation’s patents with the U.S. Patent and Trademark Office, seeking to invalidate certain patents on the basis of alleged prior art, overbreadth of the patents, and obviousness of the technologies. On October 12, 2021 a ruling was issued upholding Carnival Corporation’s patents, therefore bringing this separate matter to a close.

Contingent Obligations – Indemnifications
Some of the debt contracts we enter into include indemnification provisions obligating us to make payments to the counterparty if certain events occur. These contingencies generally relate to changes in taxes or changes in laws which increase the lender’s costs. There are no stated or notional amounts included in the indemnification clauses, and we are not able to estimate the maximum potential amount of future payments, if any, under these indemnification clauses.

Other Contingencies

We have agreements with a number of credit card processors that transact customer deposits related to our cruise vacations. Certain of these agreements allow the credit card processors to request, under certain circumstances, that we provide a reserve fund in cash. Although the agreements vary, these requirements may generally be satisfied either through a withheld percentage of customer payments or providing cash funds directly to the credit card processor. As of November 30, 2021 and 2020, we had $1.1 billion and $0.4 billion, respectively, in reserve funds related to our customer deposits withheld to satisfy these requirements which are included in other assets. We continue to expect to provide reserve funds under these agreements. Additionally, as of November 30, 2021, we had $30 million of cash collateral in escrow which is included within other assets. As of November 30, 2020, we had $166 million of cash collateral in escrow of which $136 million was included within prepaid expenses and other.

We have and may continue to be impacted by breaches in data security and lapses in data privacy, which occur from time to time. These can vary in scope and intent from inadvertent events to malicious motivated attacks.

We detected ransomware attacks in August 2020 and December 2020 which resulted in unauthorized access to our information technology systems. We engaged a major cybersecurity firm to investigate these matters and notified law enforcement and regulators of these incidents. For the August 2020 event, the investigation, communication and reporting phases are complete. We determined that the unauthorized third-party gained access to certain personal information relating to some guests, employees and crew for some of our operations. For the December 2020 event, the investigation and remediation phases are in process. Regulators were notified, and several, including the primary regulatory authority in the European Union, have closed their files on this matter.

We have been contacted by various regulatory agencies regarding these and other cyber incidents. The New York Department of Financial Services (“NY DFS”) has notified us of their intent to commence proceedings seeking penalties if settlement cannot be reached in advance of litigation. To date, we have not been able to reach an agreement with NY DFS. In addition,
State Attorneys General from a number of states have completed their investigation of a data security event announced in March 2020, and the Company is currently negotiating a settlement with the relevant State Attorneys General.

We continue to work with regulators regarding cyber incidents we have experienced. We have incurred legal and other costs in connection with cyber incidents that have impacted us. While at this time we do not believe that these incidents will have a material adverse effect on our business, operations or financial results, no assurances can be given about the future and we may be subject to future litigation, attacks or incidents that could have such a material adverse effect.

We are subject to a court-ordered environmental compliance plan supervised by the U.S. District Court for the Southern District of Florida, which is operative until April 2022 and subjects our operations to additional review and other obligations. Failure to comply with the requirements of this environmental compliance plan or other special conditions of probation could result in fines, which the court has imposed in the past, and restrictions on our operations.

COVID-19 Matters

Private Actions

We have been named in a number of individual actions related to COVID-19. Private parties have brought approximately 82 lawsuits as of January 13, 2022 in several U.S. federal and state courts as well as in France, Italy and Brazil. These actions include tort claims based on a variety of theories, including negligence and failure to warn. The plaintiffs in these actions allege a variety of injuries: some plaintiffs confined their claim to emotional distress, while others allege injuries arising from testing positive for COVID-19. A smaller number of actions include wrongful death claims. As of January 13, 2022, eight of these individual actions have now been dismissed or settled. These actions were settled for immaterial amounts.

Additionally, as of January 13, 2022, ten purported class actions have been brought by former guests from Ruby Princess, Diamond Princess, Grand Princess, Coral Princess, Costa Luminosa or Zaandam in several U.S. federal courts and in the Federal Court of Australia. These actions include tort claims based on a variety of theories, including negligence, gross negligence and failure to warn, physical injuries and severe emotional distress associated with being exposed to and/or contracting COVID-19 onboard. As of January 13, 2022, five of these class actions have either been settled individually or had their class allegations dismissed by the courts. These actions were settled for immaterial amounts.

All COVID-19 matters seek monetary damages and most seek additional punitive damages in unspecified amounts.

As previously disclosed, on December 15, 2020, a consolidated class action with lead plaintiffs, the New England Carpenters Pension and Guaranteed Annuity Fund and the Massachusetts Laborers’ Pension and Annuity Fund was filed in the U.S. District Court for the Southern District of Florida, alleging violations of Sections 10(b) and 20(a) of the U.S. Securities and Exchange Act of 1934 by making misrepresentations and omissions related to Carnival Corporation’s COVID-19 knowledge and response. Plaintiffs seek to recover unspecified damages and equitable relief for the alleged misstatements and omissions. The plaintiffs filed a second amended complaint on July 2, 2021 and on August 6, 2021, we filed a motion to dismiss, which has now been fully briefed.

We continue to take actions to defend against the above claims.

Governmental Inquiries and Investigations

Federal and non-U.S. governmental agencies and officials are investigating or otherwise seeking information, testimony and/or documents, regarding COVID-19 incidents and related matters. We are investigating these matters internally and are cooperating with all requests. The investigations could result in the imposition of civil and criminal penalties in the future.

As previously disclosed, the investigation in New Zealand related to incidents of COVID-19 on the Ruby Princess has now been closed, concluding we are not in breach of any rules or regulations.